                                                                      Exhibit 24

                                                   1993 LONG-TERM INCENTIVE PLAN

                               POWER OF ATTORNEY

     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, for the registration under said Act of Six Million Eighty-One Thousand (6,081,000) shares of common stock, par value $1.00 per share, of the Company, in connection with the Company's 1993 Long-Term Incentive Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds, Louis J. Briskman, Carol V. Savage, Claudia E. Morf and Angeline C. Straka, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of the Company thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 17th day of March, 1997.

                                            /s/ MICHAEL H. JORDAN
                                            ---------------------

                                                   1993 LONG-TERM INCENTIVE PLAN

                               POWER OF ATTORNEY

     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, for the registration under said Act of Six Million Eighty-One Thousand (6,081,000) shares of common stock, par value $1.00 per share, of the Company, in connection with the Company's 1993 Long-Term Incentive Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds, Louis J. Briskman, Carol V. Savage, Claudia E. Morf and Angeline C. Straka, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of the Company thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 17th day of March, 1997.

                                            /s/ GARY M. CLARK
                                            -----------------

                                                   1993 LONG-TERM INCENTIVE PLAN

                               POWER OF ATTORNEY

     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, for the registration under said Act of Six Million Eighty-One Thousand (6,081,000) shares of common stock, par value $1.00 per share, of the Company, in connection with the Company's 1993 Long-Term Incentive Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds, Louis J. Briskman, Carol V. Savage, Claudia E. Morf and Angeline C. Straka, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of the Company thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 17th day of March, 1997.

                                            /s/ FREDRIC G. REYNOLDS
                                            -----------------------

                                                   1993 LONG-TERM INCENTIVE PLAN

                               POWER OF ATTORNEY

     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, for the registration under said Act of Six Million Eighty-One Thousand (6,081,000) shares of common stock, par value $1.00 per share, of the Company, in connection with the Company's 1993 Long-Term Incentive Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds, Louis J. Briskman, Carol V. Savage, Claudia E. Morf and Angeline C. Straka, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of the Company thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 15th day of March, 1997.

                                            /s/ FRANK C. CARLUCCI
                                            ---------------------

                                                   1993 LONG-TERM INCENTIVE PLAN

                               POWER OF ATTORNEY

     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, for the registration under said Act of Six Million Eighty-One Thousand (6,081,000) shares of common stock, par value $1.00 per share, of the Company, in connection with the Company's 1993 Long-Term Incentive Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds, Louis J. Briskman, Carol V. Savage, Claudia E. Morf and Angeline C. Straka, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of the Company thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 15th day of March, 1997.

                                            /s/ ROBERT E. CAWTHORN
                                            ----------------------

                                                   1993 LONG-TERM INCENTIVE PLAN

                               POWER OF ATTORNEY

     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, for the registration under said Act of Six Million Eighty-One Thousand (6,081,000) shares of common stock, par value $1.00 per share, of the Company, in connection with the Company's 1993 Long-Term Incentive Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds, Louis J. Briskman, Carol V. Savage, Claudia E. Morf and Angeline C. Straka, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of the Company thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 17th day of March, 1997.

                                            /s/ GEORGE H. CONRADES
                                            ----------------------

                                                   1993 LONG-TERM INCENTIVE PLAN

                               POWER OF ATTORNEY

     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, for the registration under said Act of Six Million Eighty-One Thousand (6,081,000) shares of common stock, par value $1.00 per share, of the Company, in connection with the Company's 1993 Long-Term Incentive Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds, Louis J. Briskman, Carol V. Savage, Claudia E. Morf and Angeline C. Straka, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of the Company thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 19th day of March, 1997.

                                            /s/ WILLIAM H. GRAY III
                                            ------------------------

                                                   1993 LONG-TERM INCENTIVE PLAN

                               POWER OF ATTORNEY

     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, for the registration under said Act of Six Million Eighty-One Thousand (6,081,000) shares of common stock, par value $1.00 per share, of the Company, in connection with the Company's 1993 Long-Term Incentive Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds, Louis J. Briskman, Carol V. Savage, Claudia E. Morf and Angeline C. Straka, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of the Company thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 16th day of March, 1997.

                                               /s/ MEL KARMAZIN
                                               ----------------

                                                   1993 LONG-TERM INCENTIVE PLAN

                               POWER OF ATTORNEY

     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, for the registration under said Act of Six Million Eighty-One Thousand (6,081,000) shares of common stock, par value $1.00 per share, of the Company, in connection with the Company's 1993 Long-Term Incentive Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds, Louis J. Briskman, Carol V. Savage, Claudia E. Morf and Angeline C. Straka, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of the Company thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 18th day of March, 1997.

                                            /s/ DAVID K. P. LI
                                            ------------------

                                                   1993 LONG-TERM INCENTIVE PLAN

                               POWER OF ATTORNEY

     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, for the registration under said Act of Six Million Eighty-One Thousand (6,081,000) shares of common stock, par value $1.00 per share, of the Company, in connection with the Company's 1993 Long-Term Incentive Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds, Louis J. Briskman, Carol V. Savage, Claudia E. Morf and Angeline C. Straka, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of the Company thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 18th day of March, 1997.

                                            /s/ DAVID T. MCLAUGHLIN
                                            -----------------------

                                                   1993 LONG-TERM INCENTIVE PLAN

                               POWER OF ATTORNEY

     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, for the registration under said Act of Six Million Eighty-One Thousand (6,081,000) shares of common stock, par value $1.00 per share, of the Company, in connection with the Company's 1993 Long-Term Incentive Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds, Louis J. Briskman, Carol V. Savage, Claudia E. Morf and Angeline C. Straka, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of the Company thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 15th day of March, 1997.

                                            /s/ RICHARD R. PIVOROTTO
                                            ------------------------

                                                   1993 LONG-TERM INCENTIVE PLAN

                               POWER OF ATTORNEY

     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, for the registration under said Act of Six Million Eighty-One Thousand (6,081,000) shares of common stock, par value $1.00 per share, of the Company, in connection with the Company's 1993 Long-Term Incentive Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds, Louis J. Briskman, Carol V. Savage, Claudia E. Morf and Angeline C. Straka, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of the Company thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 17th day of March, 1997.

                                            /s/ RAYMOND W. SMITH
                                            --------------------

                                                   1993 LONG-TERM INCENTIVE PLAN

                               POWER OF ATTORNEY

     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, for the registration under said Act of Six Million Eighty-One Thousand (6,081,000) shares of common stock, par value $1.00 per share, of the Company, in connection with the Company's 1993 Long-Term Incentive Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds, Louis J. Briskman, Carol V. Savage, Claudia E. Morf and Angeline C. Straka, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of the Company thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 14th day of March, 1997.

                                            /s/ PAULA STERN
                                            ---------------

                                                   1993 LONG-TERM INCENTIVE PLAN

                               POWER OF ATTORNEY

     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8, for the registration under said Act of Six Million Eighty-One Thousand (6,081,000) shares of common stock, par value $1.00 per share, of the Company, in connection with the Company's 1993 Long-Term Incentive Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds, Louis J. Briskman, Carol V. Savage, Claudia E. Morf and Angeline C. Straka, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of the Company thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 19th day of March, 1997.

                                         /s/ ROBERT D. WALTER
                                         --------------------